================================================================================

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                                  S2 GOLF INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                                   S2 GOLF INC.
                                  18 GLORIA LANE
                            FAIRFIELD, NEW JERSEY 07004

                     NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                   JUNE 22, 1999

To Our Shareholders:

     You are cordially invited to attend the Annual Meeting of Shareholders of S2 Golf Inc. (the "Company"), which will be held at Suite 16, Three Gateway Center, Pittsburgh, Pennsylvania 15222, on June 22, 1999, at 10:00 a.m., E.D.T., for the following purposes:

          Proposal 1. To elect directors.

          Proposal 2. To transact such other business as may properly come before the annual meeting or any adjournment or postponements thereof.

     Only shareholders of record as of the close of business on May 7, 1999, will be entitled to notice of, and to vote at, the annual meeting and at any adjournments or postponements thereof.

     It is important that your shares be represented at the annual meeting regardless of the size of your holdings. Whether or not you intend to be present at the meeting in person, we urge you to please mark, date and sign the enclosed proxy and return it in the envelope provided for that purpose, which does not require postage if mailed in the United States.

                                          By Order of the Board of Directors

                                          Richard M. Maurer, Secretary

Fairfield, New Jersey
May 22, 1999

   YOU ARE URGED TO MARK, DATE, SIGN, AND PROMPTLY RETURN THE ENCLOSED PROXY, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THE PROXY IS REVOCABLE
                         AT ANY TIME PRIOR TO ITS USE.

                                  S2 GOLF INC.

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                                 JUNE 22, 1999

     This proxy statement (this "Proxy Statement") is furnished in connection with the solicitation by the Board of Directors of S2 Golf Inc. (the "Company") of proxies for use at the Annual Meeting of Shareholders of the Company to be held at Suite 16, Three Gateway Center, Pittsburgh, Pennsylvania 15222, on June 22, 1999, at 10:00 a.m., E.D.T., and at any postponement or adjournment thereof. Proxies properly executed and returned in a timely manner will be voted at the annual meeting in accordance with the directions specified therein. If no direction is indicated, they will be voted for the election of the nominees named herein as directors and, on other matters presented for a vote, in accordance with the judgment of the persons acting under the proxies. Any shareholder giving a proxy has the power to revoke it any time before it is voted by giving written notice to the Secretary of the Company, by delivering a later-dated proxy or by attending the annual meeting and voting in person.

     The Company's executive offices are located at 18 Gloria Lane, Fairfield, New Jersey 07004 (telephone 973/227-7783). Proxy materials are being mailed to shareholders beginning on or about May 22, 1999.

              SHARES OUTSTANDING, VOTING RIGHTS AND VOTE REQUIRED

     Only shareholders of record at the close of business on May 7, 1999 are entitled to vote at the annual meeting. The only voting stock of the Company outstanding is its common stock, $.01 par value per share (the "Common Stock"), of which 2,219,312 shares were outstanding as of the close of business on May 7, 1999. Each share of Common Stock issued and outstanding is entitled to one vote on all matters properly submitted at the annual meeting. Cumulative voting is not permitted under the Company's Certificate of Incorporation.

     The presence, in person or by proxy, of the holders of a majority of the total issued and outstanding shares of Common Stock entitled to vote at the annual meeting is necessary to constitute a quorum for the transaction of business at the annual meeting. Votes cast in person or by proxy at the annual meeting will be tabulated by the election inspector appointed for the meeting who will also determine whether a quorum is present. A proxy submitted by a shareholder may indicate that all or a portion of the shares represented by such proxy are not being voted by such shareholder with respect to a particular matter. This could occur, for example, when a broker is not permitted to vote shares held in street name on certain matters in the absence of instructions from the beneficial owner of the shares. The shares subject to any such proxy which are not being voted with respect to a particular matter will be considered shares not present and entitled to vote on such matter, although such shares may be considered present and entitled to vote for other purposes and will count for purposes of determining the presence of a quorum. Shares voted to abstain as to a particular matter, and directions to "withhold authority" to vote for directors, will be considered as voted shares and will count for the purposes of determining the presence of a quorum. Directors will be elected by a plurality of the votes of the shares present or represented by proxy at the meeting and entitled to vote on the election of directors. If a quorum is present, non-votes and abstentions will have no effect on the voting for the election of directors.

     As of the record date, Wesmar Partners Limited Partnership ("Wesmar Partners") was the beneficial owner of 1,399,096 shares of Common Stock representing approximately 63% of the outstanding shares. Wesmar Partners has advised the Company of its intention to vote such shares in favor of the below listed nominees for directors, which would assure shareholder approval of Proposal 1.

                             ELECTION OF DIRECTORS

     The Company's By-laws provide that the Board of Directors shall consist of not less than one nor more than nine directors as determined from time to time by action of the shareholders or the Board of Directors. Each director elected holds office until the Annual Meeting of Shareholders following his or her election and until his or her successor is duly elected and qualified. The Board of Directors currently consists of five directors. At the annual meeting, shareholders present in person or represented by proxy may vote the number of shares they are entitled to vote for five directors.

     The persons named below have been designated by the Board of Directors as nominees for election as directors, for terms expiring at the 2000 Annual Meeting of Shareholders. All nominees currently serve as directors of the Company. Ages are given as of May 7, 1999.

     Robert L. Ross, 54, has been a director of the Company since 1988 and Chairman of the Board since October 1995. Effective in January 1996, Mr. Ross became Chief Executive Officer of the Company. He has been Co-Managing Partner of Wesmar Partners Limited Partnership ("Wesmar Partners"), the majority shareholder of the Company, since 1985. Prior to the formation of Wesmar Partners, Mr. Ross was associated with The Hillman Company, a private investment firm, from 1978 to 1985. Mr. Ross is a certified public accountant and was associated with Haskins & Sells and with Westinghouse Electric Corporation prior to joining The Hillman Company.

     Douglas A. Buffington, 43, joined the Company in January 1994 as Vice President of Sales and Marketing, and became Chief Financial Officer and Chief Operating Officer in June 1994, President in December 1994, a director in February 1995 and Treasurer in January 1996. From 1992 until joining the Company, Mr. Buffington served as General Manager of Simon-Duplex, a $25 million capital goods division of Simon Engineering, a company based in the United Kingdom. From 1990 to 1992, he served as Vice President of Finance of Simon-Ltd., a $35 million division of Simon Engineering.

     Richard M. Maurer, 50, has been a director of the Company since 1988. Effective in January 1996, Mr. Maurer became Secretary of the Company. He has been Co-Managing Partner of Wesmar Partners, the majority shareholder of the Company, since 1985. Prior to the formation of Wesmar Partners, Mr. Maurer was associated with The Hillman Company, a private investment firm, from 1978 to 1985. Mr. Maurer is a certified public accountant and was associated with Price Waterhouse prior to joining The Hillman Company.

     Mary Ann Jorgenson, 58, has been a director of the Company since 1992. She has been a partner with the law firm of Squire, Sanders & Dempsey L.L.P. since 1984 and has been associated since 1975 with that firm. She also serves as a director of Cedar Fair Management Company, the general partner of Cedar Fair, L.P., an owner and operator of amusement parks, and is a director and Secretary of Essef Corporation, an operator of a swimming pool installation business and a manufacturer of spa and pool equipment and plastic pressure vessels for the water treatment and systems industry.

     Fredrick B. Ziesenheim, 72, has been a director of the Company since 1992. He has been with the law firm of Webb Ziesenheim Logsdon Orkin & Hanson, P.C. since 1988 and is currently Vice Chairman and a director of that firm. Prior to combining his practice with that firm, he was President of the law firm of Buell, Ziesenheim, Beck and Alstadt, P.C., with whom he had been associated since 1958.

                THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE
                      ELECTION OF THE ABOVE NAMED NOMINEES

     The Board of Directors intends to vote the proxies solicited by it (other than proxies in which the vote is withheld as to one or more nominees) for the five candidates standing for election as directors nominated by the Board of Directors. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason for which any nominee might be unavailable to serve.

               MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During 1998, the Board of Directors held two meetings and took one action by unanimous written consent. The Board of Directors has two standing committees, the Audit Committee and the Compensation Committee. Mary Ann Jorgenson, Frederick B. Ziesenheim and Richard M. Maurer are members of the Audit Committee, which recommends to the Board the engagement of independent auditors, the plan and scope of the audit engagement, and the overall management and operations of the Company's control procedures and accounting practices and policies. The Audit Committee held one meeting in 1998. Robert L. Ross and Mary Ann Jorgenson are members of the Compensation Committee, which reviews and makes recommendations to the Board of Directors concerning compensation and benefit matters. The Compensation Committee held one meeting in 1998.

     Pursuant to the terms of the 1992 Stock Plan for Independent Directors of S2 Golf, as amended (the "1992 Stock Plan"), each independent, non-employee director of the Company (currently Mary Ann Jorgenson and Frederick B. Ziesenheim) receives automatic grants of Common Stock for each meeting of the Board of Directors or committee thereof attended by such person. The number of shares of Common Stock awarded is the number of shares having an aggregate fair market value, on the date of the meeting attended, equal to $1,000, and effective in 1997, shares of Common Stock having an aggregate fair market value on the date of the meeting equal to $500 if the meeting was a telephonic meeting or if such person participated in a regular meeting by telephone. The fair market value of the Common Stock on each relevant date is the closing price of the Common Stock on the Nasdaq (or such other public market or exchange on which such shares may then be traded) on that date or, if no shares are traded on that date, the closing price on the first date preceding that date on which such shares were traded.

                               EXECUTIVE OFFICERS

     The person named below is an executive officer of the Company who is not also a director of the Company. Age is given as of May 7, 1999.

     Randy A. Hamill, age 43, has been Senior Vice President of the Company since July 1991 and is in charge of all manufacturing and purchasing. Effective in January 1996, Mr. Hamill became Assistant Secretary of the Company. He was Vice President of Manufacturing of the Company from 1981 to July 1991.

                           COMPENSATION OF MANAGEMENT

     The following table sets forth certain information with respect to annual and long-term compensation for services in all capacities paid by the Company for the years ended December 31, 1998, 1997 and 1996, to or on behalf of Robert
L. Ross, Douglas A. Buffington and Randy A. Hamill (collectively, the "Named Executives").

                           SUMMARY COMPENSATION TABLE

                                                                            LONG TERM
                                                                           COMPENSATION
                                       ANNUAL COMPENSATION AWARDS             AWARDS
                                ----------------------------------------   ------------
                                                               OTHER        SECURITIES
                                                               ANNUAL       UNDERLYING      ALL OTHER
 NAME AND PRINCIPAL POSITION    YEAR    SALARY     BONUS    COMPENSATION     OPTIONS       COMPENSATION
 ---------------------------    ----   --------   -------   ------------   ------------    ------------
Robert L. Ross,                 1998   $      0   $     0      $     0         7,500(6)        $  0
Chief Executive Officer         1997   $      0   $     0      $     0        50,000(5)        $  0
                                1996   $      0   $     0      $     0             0           $  0
Douglas A. Buffington,          1998   $137,362   $ 7,500(1)   $19,992(4)      7,500(6)        $975(7)
President                       1997   $126,942   $31,250(2)   $19,387(4)         --           $975(7)
                                1996   $109,612   $10,000(3)   $17,813(4)     16,000           $975(7)
Randy A. Hamill,                1998   $ 99,337   $ 4,375(1)         0         4,375(6)           0
Senior Vice President           1997   $ 96,688   $20,000(2)         0        44,267              0
                                1996   $ 88,636   $ 4,000(3)         0             0              0

---------------

(1) Bonus earned in 1998, paid in 1999.

(2) Bonus earned in 1997, paid in 1998.

(3) Bonus earned in 1996, paid in 1997.

(4) Represents an approximation of travel/commuting expenses reimbursed by the Company.

(5) In October 1997, an option to purchase 100,000 shares of Common Stock was erroneously granted to MR & Associates. Such option was subsequently amended, as was intended, to be a grant of an option to purchase 50,000 shares of Common Stock to each of Mr. Ross and Mr. Maurer.

(6) Granted in 1999 for 1998 services.

(7) The Company paid $975 annual premium on a $750,000 insurance policy on the life of Mr. Buffington, which names Mr. Buffington's wife as the sole beneficiary.

     The following table sets forth certain information pertaining to stock options held by the Named Executives as of December 31, 1998. No options were exercised by the Named Executives in 1998.

                      1998 FISCAL YEAR END OPTION HOLDINGS

                                               NUMBER OF SECURITIES              VALUE OF UNEXERCISED
                                              UNDERLYING OPTIONS AT            IN-THE-MONEY OPTIONS AT
                                                 FISCAL YEAR END                 FISCAL YEAR END (1)
                                           ----------------------------      ----------------------------
                  NAME                     EXERCISABLE    UNEXERCISABLE      EXERCISABLE    UNEXERCISABLE
                  ----                     -----------    -------------      -----------    -------------
Robert L. Ross...........................    50,0000            0              $     0            0
Douglas A. Buffington....................     43,500            0              $44,188            0
Randy A. Hamill..........................     44,267            0              $74,701            0

---------------

(1) Calculated on the basis of the fair market value of the Common Stock of $2.625 per share on December 31, 1998 less exercise price.

                   TRANSACTIONS WITH MANAGEMENT AND DIRECTORS

                             EMPLOYMENT AGREEMENTS

     In April 1998 the Company entered into an employment agreement with Douglas
A. Buffington that terminates on December 31, 2002 unless terminated sooner as provided in the agreement. Mr. Buffington's annual base salary under the agreement was $137,500 for 1998 and is $150,000 for each year thereafter. The agreement incorporates an incentive cash bonus and stock option program. Additional stock options, other than those provided in the incentive program, may be granted at the discretion of the Company. The agreement also provides for certain benefits, in addition to the standard Company employee fringe benefits, including but not limited to reimbursement of certain expenses and payment of premiums on a $750,000 life insurance policy with Mr. Buffington's spouse named as beneficiary. The agreement also contains a "non-compete" clause and an "invention and secrecy" clause.

     In January 1997 the Company entered into an agreement with Randy A. Hamill, pursuant to which Mr. Hamill was granted an immediately exercisable option to purchase 40,000 shares of Common Stock at an exercise price of $0.9375 per share. Upon the occurrence of a change in control of the Company (as defined in the agreement), the exercise price per share for any unexercised portion of the option would be the lower of (a) (i) one cent or (ii) the lowest price greater than one cent per share which would not cause the value to Mr. Hamill of shares acquired upon exercise to be considered an "excess parachute payment" under section 280G of the Internal Revenue Code of 1986 as amended, or (b) $0.9375. In the event that Mr. Hamill should die while employed by the Company and the Company has received $500,000 as beneficiary of a life insurance policy it maintains on Mr. Hamill's life, Mr. Hamill's estate will have the right to require the Company to purchase the option, if unexercised, for $500,000 or, subject to certain limitations, to purchase up to 39,999 shares received on exercise of the option for their fair market value at that time.

                         TRANSACTIONS AND OTHER EVENTS

     During the fiscal year ended December 31, 1998, Richard M. Maurer and Robert L. Ross provided the Company with employee services. On April 16, 1999 the Board awarded to each of Mr. Maurer and Mr. Ross an option to purchase 7,500 shares of common stock, as compensation for their 1998 employee services. Mr. Maurer is Secretary and a director of the Company. Mr. Ross is Chief Executive Officer, Chairman and a director of the Company.

     During the fiscal years ended December 31, 1998 and 1997, the Company retained the law firm of Webb Ziesenheim Logsdon Orkin & Hanson, P.C., of which Frederick B. Ziesenheim, a director of the Company, is Chairman and a director, to represent the Company on various intellectual property matters.

     During the fiscal year ended December 31, 1998, the Company retained the law firm of Squire, Sanders & Dempsey L.L.P., of which Mary Ann Jorgenson, a director of the Company, is a partner, to represent the Company on various matters.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding beneficial ownership of Common Stock as of May 7, 1999 by (i) each person known to the Company to beneficially own five percent or more of the outstanding Common Stock, (ii) each director and nominee for director, and (iii) all directors and executive officers of the Company as a group, calculated in accordance with Rule l3d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Except as otherwise noted, the persons named in the table below have sole voting and investment power with respect to the shares shown as beneficially owned by them.

                                                               NUMBER OF
                                                                 SHARES
                                                               OF COMMON
                                                                 STOCK               PERCENT
                                                              BENEFICIALLY          OF COMMON
                                                               OWNED (1)             STOCK(1)
                                                              ------------          ---------
L. R. Jeffrey(2)
  50 Gloucester Road
  Summit, NJ 07901..........................................     250,000              10.1%
Richard M. Maurer(3)
  Three Gateway Center
  Pittsburgh, PA 15222......................................   1,459,396              64.1%
Robert L. Ross(4)
  Three Gateway Center
  Pittsburgh, PA 15222......................................   1,463,596              64.3%
Mary Ann Jorgenson
  4900 Key Tower
  127 Public Square
  Cleveland, OH 44114.......................................      10,065                  *
Frederick B. Ziesenheim
  700 Koppers Building
  436 7th Avenue
  Pittsburgh, PA 15219......................................      10,548                  *
Douglas A. Buffington
  18 Gloria Lane
  Fairfield, NJ 07004.......................................      51,000               2.2%
Randy A. Hamill(5)
  18 Gloria Lane
  Fairfield, NJ 07004.......................................      59,892               2.6%
Wesmar Partners(6)
  MR & Associates
  Maurer Ross & Co., Incorporated
  Three Gateway Center
  Pittsburgh, PA 15222......................................   1,399,096              63.0%
All directors and executive officers
  as a group (6 persons)(7).................................   1,655,401              68.0%

---------------

* Less than one percent.

(1) The numbers shown include shares issued and outstanding, plus shares covered by options that are currently exercisable or are exercisable within 60 days of May 7, 1999. The numbers and percentages of shares owned assumed that such outstanding options had been exercised as follows: L. R. Jeffrey -- 250,000; Richard M. Maurer -- 57,500; Robert L. Ross -- 57,500; Douglas A. Buffington -- 51,000; Randy A. Hamill -- 48,642; and all directors and executive officers as a group -- 214,642.

(2) Does not include 2,823 shares owned by various members of Mr. Jeffrey's family with respect to which shares he disclaims any beneficial ownership.

(3) Includes 2,800 shares which are held directly by three trusts of which Mr. Maurer is co-trustee and with respect to which he shares voting and investment power, 1,399,096 shares owned directly by Wesmar Partners with respect to which Mr. Maurer shares voting and investment power, and 57,500 shares underlying the option held directly by Mr. Maurer. Mr. Maurer is an officer, director and principal shareholder of Maurer Ross & Co., Incorporated, the general partner of MR & Associates, the managing general partner of Wesmar Partners.

(4) Includes 1,399,096 shares owned directly by Wesmar Partners with respect to which Mr. Ross shares voting and investment power and 57,500 shares underlying the option held directly by Mr. Ross. Mr. Ross is an officer, director and principal shareholder of Maurer Ross & Co., Incorporated, the general partner of MR & Associates, the managing general partner of Wesmar Partners.

(5) Does not include shares owned by various members of Mr. Hamill's family with respect to which shares Mr. Hamill disclaims any beneficial ownership.

(6) Wesmar Partners is a Delaware limited partnership whose partners are Landmark Equity Partners III, L.P., a Delaware limited partnership, and MR & Associates, a Pennsylvania limited partnership. MR & Associates is the managing partner of Wesmar Partners. Messrs. Maurer and Ross are officers, directors and principal shareholders of Maurer Ross & Co., Incorporated, a Pennsylvania corporation and the general partner of MR & Associates.

(7) Does not include shares owned by various members of a certain officer's family with respect to which shares such officer disclaims any beneficial ownership. Includes 1,399,096 shares owned directly by Wesmar Partners. (See Notes 3, 4 and 6 above.)

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under Section 16(a) of the Exchange Act, the Company's directors, executive officers and any person holding ten percent or more of the Common Stock are required to report their initial ownership of the Company's Common Stock and any changes in that ownership to the Securities and Exchange Commission. Based solely on a review of copies of the forms furnished to the Company in 1998 and written representations from the Company's directors and executive officers, the Company believes that all Section 16(a) filing requirements applicable to its directors, executive officers and ten percent shareholders were complied with in 1998.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The President of the Company has solicited proposals from four independent public accounting firms, including its public accountants for the fiscal year ended December 31, 1998, with regard to the provision of independent accounting and audit services to the Company for the fiscal year ended December 31, 1999. The Board of Directors will evaluate these proposals and then select one firm to provide such services.

     Deloitte & Touche, LLP served as independent accountants and auditors of the Company for the fiscal year ended December 31, 1998. A representative of Deloitte & Touche, LLP is expected to be present at or available by telephone during the annual meeting for the purpose of making a statement should he so desire, and is expected to be available to respond to appropriate questions.

                             ADDITIONAL INFORMATION

     The Company has enclosed its Annual Report for the year ended December 31, 1998 with this Proxy Statement. Shareholders are referred to the report for financial and other information about the Company, but such report is not incorporated in this Proxy Statement and is not a part of the proxy soliciting material.

               SHAREHOLDER PROPOSALS FOR THE 2000 ANNUAL MEETING

     Proposals of shareholders intended to be presented at the 2000 Annual Meeting of Shareholders must be received by the Company, 18 Gloria Lane, Fairfield, New Jersey 07004, no later than January 22, 2000 in order to be included in the proxy materials for that meeting. Proposals submitted after January 22, 2000 will be considered untimely. It is suggested that a proponent submit any proposal by Certified Mail -- Return Receipt Requested to the Secretary of the Company. In order to be eligible for inclusion in the proxy materials for the 2000 Annual Meeting of Shareholders, such proposals must meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission.

                                 OTHER MATTERS

     The Board does not intend to present, and does not have any reason to believe that others will present, any item of business at the annual meeting other than those specifically set forth in the notice of the meeting. However, if other matters are properly brought before the annual meeting, the persons named on the enclosed proxy will have discretionary authority to vote all proxies in accordance with their best judgment.

     All costs and expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be borne by the Company. In addition to the use of the mails, certain directors, officers and regular employees of the Company may solicit proxies personally, or by mail, telephone, telegraph, or otherwise, but such persons will not be compensated for such services. Brokerage firms, banks, fiduciaries, voting trustees or other nominees will be requested to forward the soliciting materials to each beneficial owner of stock held of record by them, and the Company has engaged Continental Stock Transfer and Trust Company to coordinate the solicitation of proxies by and through such holders for a fee of approximately $2,000 plus expenses.

                                          By Order of the Board of Directors

                                          Richard M. Maurer, Secretary

May 22, 1999
Fairfield, New Jersey

                                  S2 GOLF INC.
                                     PROXY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    Douglas A. Buffington and Richard M. Maurer, or either of them, each with power of substitution, are hereby authorized to vote all stock of S2 Golf Inc. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of S2 Golf Inc. to be held on June 22, 1999, and at any postponements or adjournments thereof as follows:

1. ELECTION OF DIRECTORS:              FOR all nominees listed below                  WITHHOLD AUTHORITY to
                                       (except as marked to the contrary below)  [ ]  vote for all nominees listed below  [ ]

  Nominees: Robert L. Ross, Douglas A. Buffington, Richard M. Maurer, Mary Ann
                     Jorgenson and Frederick B. Ziesenheim

       A VOTE FOR ALL NOMINEES IS RECOMMENDED BY THE BOARD OF DIRECTORS.

   INSTRUCTIONS: TO WITHHOLD AUTHORITY FOR AN INDIVIDUAL NOMINEE, DRAW A LINE
                            THROUGH HIS OR HER NAME.

2. In their discretion, on such other business as may properly come before the meeting.

                          (Continued from other side)
    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES.

                                                Please sign this proxy exactly
                                                as your name appears below. When
                                                shares are held jointly, each
                                                holder should sign. When signing
                                                as attorney, executor,
                                                administrator, trustee or in
                                                another representative capacity,
                                                please give full title as such.
                                                If a corporation, please sign in
                                                full corporate name by the
                                                president or other authorized
                                                officer. If a partnership,
                                                please sign in partnership name
                                                by an authorized person.

                                                Dated:                    , 1999
                                                      --------------------

                                                --------------------------------
                                                Signature

                                                --------------------------------
                                                Signature, if held jointly

PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.